EXHIBIT 99.2

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs                    GSAA 05 11
================================================================================

----------------------------------------
Stats
----------------------------------------
Count:  2982
Schedule Balance:  $922,169,822.31
AverageSched Bal:  $309,245.41
GrossWAC:  5.981
NetWAC:  5.700
OTERM:  360
RTERM:  358
ATERM:  358
AGE:  2
First CAP:  4.86
Periodic CAP:  1.58
MAXRATE:  11.59
MINRATE:  2.46
MTR:  47.31
MARGIN:  2.41
OLTV:  77.51
COLTV:  86.60
FICO:  715.825
----------------------------------------


----------------------------------------
Current Rate                     Percent
----------------------------------------
4.001 - 4.500                       0.20
4.501 - 5.000                       2.50
5.001 - 5.500                      19.04
5.501 - 6.000                      41.13
6.001 - 6.500                      21.93
6.501 - 7.000                      11.80
7.001 - 7.500                       2.71
7.501 - 8.000                       0.57
8.001 - 8.500                       0.12
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Scheduled Balance                Percent
----------------------------------------
0.01 - 50,000.00                    0.04
50,000.01 - 100,000.00              1.83
100,000.01 - 150,000.00             6.34
150,000.01 - 200,000.00             7.73
200,000.01 - 250,000.00             8.51
250,000.01 - 275,000.00             3.79
275,000.01 - 350,000.00            11.01
350,000.01 - 400,000.00            10.21
400,000.01 - 450,000.00            11.05
450,000.01 - 500,000.00            10.09
500,000.01 - 550,000.00             6.27
550,000.01 - 600,000.00             6.62
600,000.01 - 750,000.00             8.98
750,000.01 - 850,000.00             1.57
850,000.01 - 950,000.00             1.75
950,000.01 - 1,000,000.00           2.04
1,000,000.01 - 1,250,000.00         0.63
1,250,000.01 - 1,500,000.00         0.79
1,500,000.01 >=                     0.74
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Original Term                    Percent
----------------------------------------
360                               100.00
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
RemTerm                          Percent
----------------------------------------
351.000                             0.13
352.000                             0.05
353.000                             0.13
354.000                             0.42
355.000                             1.23
356.000                             8.24
357.000                             9.98
358.000                            23.86
359.000                            47.63
360.000                             8.33
----------------------------------------
Total:                            100.00
----------------------------------------

----------------------------------------
Am WAM                           Percent
----------------------------------------
0.000 - 59.999                     91.81
120.000 - 179.999                   0.01
180.000 - 239.999                   0.02
300.000 - 359.999                   6.95
360.000 >=                          1.21
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Age                              Percent
----------------------------------------
0                                   8.33
1                                  47.63
2                                  23.84
3                                  10.00
4                                   8.24
5                                   1.23
6                                   0.42
7                                   0.13
8                                   0.05
9                                   0.13
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
States                           Percent
----------------------------------------
CA                                 49.01
FL                                  8.15
AZ                                  4.90
GA                                  3.01
VA                                  4.48
WA                                  3.41
IL                                  3.02
MD                                  3.21
NV                                  2.66
CO                                  2.19
Other                              15.96
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Original LTV                     Percent
----------------------------------------
0.001 - 50.000                      1.70
50.001 - 60.000                     2.78
60.001 - 70.000                    10.04
70.001 - 75.000                     7.67
75.001 - 80.000                    70.34
80.001 - 85.000                     0.74
85.001 - 90.000                     4.52
90.001 - 95.000                     2.11
95.001 - 100.000                    0.10
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Combined LTV                     Percent
----------------------------------------
0.001 - 50.000                      1.44
50.001 - 60.000                     2.34
60.001 - 70.000                     5.89
70.001 - 75.000                     5.04
75.001 - 80.000                    23.21
80.001 - 85.000                     3.22
85.001 - 90.000                    20.87
90.001 - 95.000                    14.46
95.001 - 100.000                   23.52
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
FICO                             Percent
----------------------------------------
600.000 - 619.999                   0.01
620.000 - 639.999                   1.38
640.000 - 659.999                   5.78
660.000 - 679.999                  13.87
680.000 - 699.999                  18.32
700.000 - 719.999                  16.03
720.000 - 739.999                  13.49
740.000 - 759.999                  13.74
760.000 - 779.999                   9.53
780.000 - 799.999                   6.18
800.000 - 819.999                   1.61
820.000 - 839.999                   0.04
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
PMI                              Percent
----------------------------------------
GEMICO                              0.83
MORTGAGE GUARANTY INSURANCE CO      0.12
OLTV <= 80 - NO MI                 92.52
PMI MORTGAGE INSURANCE CO           3.20
RADIAN                              0.54
REPUBLIC MORTGAGE INSUANCE CO       1.41
UGIC                                1.39
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Occupancy Code                   Percent
----------------------------------------
NON OWNER                          19.03
OWNER OCCUPIED                     77.00
SECOND HOME                         3.97
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Property Type                    Percent
----------------------------------------
2-4 FAMILY                          6.39
CONDO                              12.28
CO-OP                               0.02
PUD                                20.81
SINGLE FAMILY                      60.51
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Purpose                          Percent
----------------------------------------
CASHOUT REFI                       22.80
PURCHASE                           65.79
RATE/TERM REFI                     11.40
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Documentation Type               Percent
----------------------------------------
FULL/ALT DOC                       23.91
NO DOC                             18.23
STATE INCOME/STATED ASSET          57.85
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Interest Only                    Percent
----------------------------------------
N                                   8.19
Y                                  91.81
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Interest Only Term               Percent
----------------------------------------
0.000                               8.19
36.000                              7.46
60.000                             13.30
84.000                              1.13
120.000                            69.92
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Silent                           Percent
----------------------------------------
N                                  42.31
Y                                  57.69
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Prepay Flag                      Percent
----------------------------------------
N                                  83.94
Y                                  16.06
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Prepay Term                      Percent
----------------------------------------
0.000                              83.94
6.000                               0.26
12.000                              0.87
24.000                              0.01
30.000                              0.05
36.000                             14.21
42.000                              0.28
60.000                              0.37
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
DTI                              Percent
----------------------------------------
<= 0.000                           10.72
0.001 - 10.000                      0.54
10.001 - 20.000                     2.56
20.001 - 30.000                    11.84
30.001 - 40.000                    50.69
40.001 - 50.000                    22.92
50.001 - 60.000                     0.70
60.001 - 70.000                     0.04
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Conforming                       Percent
----------------------------------------
CONFORMING                         42.75
NON CONFORMING                     57.25
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Arm Index                        Percent
----------------------------------------
1 YEAR CMT                          0.39
1 YEAR LIBOR                       39.84
6 MONTH LIBOR                      59.77
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Margins                          Percent
----------------------------------------
1.501 - 2.000                       0.08
2.001 - 2.500                      73.22
2.501 - 3.000                      25.18
3.001 - 3.500                       1.19
3.501 - 4.000                       0.18
4.001 - 4.500                       0.15
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
First Adjustment Cap             Percent
----------------------------------------
1.000                               0.07
1.500                               0.11
2.000                               7.59
3.000                               6.98
5.000                              61.69
6.000                              23.55
6.875                               0.01
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Periodic Cap                     Percent
----------------------------------------
1.000                              42.21
1.500                               0.11
2.000                              57.62
2.250                               0.07
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Max Rate                         Percent
----------------------------------------
9.001 - 9.500                       0.17
9.501 - 10.000                      0.60
10.001 - 10.500                     4.98
10.501 - 11.000                    18.19
11.001 - 11.500                    22.81
11.501 - 12.000                    31.08
12.001 - 12.500                    15.14
12.501 - 13.000                     5.95
13.001 - 13.500                     0.85
13.501 - 14.000                     0.18
14.001 - 14.500                     0.03
----------------------------------------
Total:                            100.00
----------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol

Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 1 of 2

Goldman Sachs                    GSAA 05 11
================================================================================


----------------------------------------
Floor Rate                       Percent
----------------------------------------
1.501 - 2.000                       0.01
2.001 - 2.500                      71.60
2.501 - 3.000                      25.28
3.001 - 3.500                       1.25
3.501 - 4.000                       0.43
4.001 - 4.500                       0.04
5.001 - 5.500                       0.31
5.501 - 6.000                       0.37
6.001 - 6.500                       0.44
6.501 - 7.000                       0.21
7.001 >=                            0.05
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Months To Roll                   Percent
----------------------------------------
8.                                  0.11
9.                                  0.30
10.                                 0.30
11.                                 2.40
12.                                 1.97
21.                                 0.07
22.                                 1.22
23.                                 2.72
24.                                 0.11
29.                                 0.11
30.                                 0.17
31.                                 0.04
32.                                 0.33
33.                                 1.44
34.                                 9.96
35.                                19.54
36.                                 1.22
51.                                 0.13
52.                                 0.05
53.                                 0.02
54.                                 0.25
55.                                 1.18
56.                                 7.75
57.                                 8.09
58.                                12.12
59.                                20.56
60.                                 4.65
61.                                 0.33
71.                                 0.05
82.                                 0.20
83.                                 2.24
84.                                 0.05
117.                                0.09
118.                                0.06
119.                                0.17
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Number of Units                  Percent
----------------------------------------
1                                  93.54
2                                   3.22
3                                   1.54
4                                   1.70
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Product Type                     Percent
----------------------------------------
1 YEAR ARM                          5.08
10 YEAR ARM                         0.32
2 YEAR ARM                          4.11
3 YEAR ARM                         32.87
5 YEAR ARM                         55.13
7 YEAR ARM                          2.49
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Self Employment Flag             Percent
----------------------------------------
N                                  77.94
Y                                  22.06
----------------------------------------
Total:                            100.00
----------------------------------------


----------------------------------------
Originator                       Percent
----------------------------------------
ACCREDITED                          0.11
AMERICAN HOME EQU                   0.46
AMERICAN MORTGAGE                   4.88
AMERICORP CREDIT                    0.09
BANKERSWEST FUNDI                   0.71
BAYROCK MORTGAGE                    0.07
CHOICE CAPITAL FU                   0.06
CHRISTOPHER E HOB                   0.21
COUNTRYWIDE                         1.01
CTX                                 4.86
FIRST GREENSBORO                    0.09
FIRST MERIDIAN MO                   0.19
FIRST NLC LLC                       0.43
FLICK MORTGAGE IN                   0.16
GREENPOINT                         39.26
HARBOURTON MORTGA                   0.07
HOME LOAN CENTER                    0.09
HOME LOAN EXPANDE                   0.58
LOAN CENTER OF CA                   0.22
MARIBELLA MORTGAG                   0.10
METROCITIES MORTG                   0.78
NATCITY                            11.09
NORTH SHORE COMMU                   0.14
NY MORTGAGE COMPA                   0.43
PLAZA HOME MORTGA                   0.20
PRIME MORTGAGE                      0.11
RESIDENTIAL MORTG                  10.37
SCME                                2.71
SEA BREEZE FINANC                   0.60
SECURED BANKERS M                   2.85
SILVERGATE BANK                     0.09
SOUTHSTAR FUNDING                   1.38
SUNTRUST                           15.22
USA FUNDING                         0.04
VALLEY VISTA                        0.11
WELLS FARGO                         0.06
WINSTAR MORTGAGE                    0.21
----------------------------------------
Total:                            100.00
----------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol

Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 2 of 2